UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2018

Cohu, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange

Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2018, Cohu, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 29, 2018. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Use of Non-GAAP Financial Information:

In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), this press release refers to financial information determined by methods other than in accordance with GAAP, including non-GAAP Gross Margin, Income, Income (adjusted earnings) per share and adjusted EBITDA percentage, that supplement the Company’s Condensed Consolidated Statements of Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude charges and the related income tax effect for share-based compensation, the amortization of acquired intangible assets, restructuring costs, manufacturing transition costs, acquisition related costs, fair value adjustment to contingent consideration and purchase accounting inventory step-up included in cost of sales. Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Income.

These non-GAAP measures are not meant as a substitute for GAAP but are included solely for informational and comparative purposes. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP measures allow investors to evaluate Cohu’s financial performance using some of the same measures as management. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Forward Looking Statements:

Certain statements contained in this release may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the Xcerra acquisition, integration and cost synergy savings, timing and targets; market conditions in the mobility market; long-term cross-selling opportunities across our product portfolio; breadth of our product portfolio; the addressable market size; go to market strategy for China/Taiwan; growth in auto, industrial and 5G markets; growth and market size in contactor business; expected benefits of Spirox termination; Cohu’s fourth quarter 2018 sales forecast, guidance and effective tax rate; and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: risks associated with acquisitions; inventory, goodwill and other asset write-downs; our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; our reliance on third-party contract manufacturers and suppliers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; revenue recognition impacts due to ASC 606; market demand and adoption of our new products; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor equipment industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; impacts from the Tax Cuts and Jobs Act of 2017 and ongoing tax examinations; geopolitical issues and trade wars; ERP system implementation issues; the seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers; rapid technological change; and significant risks associated with the Xcerra acquisition including but not limited to (i) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies and cost savings, (ii) the possibility that other anticipated benefits of the transaction will not be realized, (iii) litigation relating to the transaction that has been or could be instituted against Cohu and/or Xcerra, (iv) possible disruptions from the transaction that could harm Cohu’s and/or Xcerra’s respective businesses, (v) the ability of Cohu or Xcerra to retain, attract and hire key personnel, (vi) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the completion of the acquisition, (vii) the adverse impact to Cohu’s operating results from interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt, and (viii) continued availability of capital and financing and rating agency actions. These and other risks and uncertainties are discussed more fully in Cohu’s filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q, in the Registration Statement on Form S-4 that was filed by Cohu with the SEC containing a prospectus with respect to the Cohu common stock that was issued in the transaction and the joint proxy statement of Cohu and Xcerra in connection with the transaction that is contained therein, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

For press releases and other information of interest to investors, please visit Cohu’s website at www.cohu.com.

Item 9.01 Financial Statements and Exhibits.

The Exhibit listed below is being furnished with this Current Report on Form 8-K.

(d) Exhibits

Exhibit No. - 99.1

Description – Third Quarter 2018 Earnings Release, dated November 5, 2018, of Cohu, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

November 5, 2018	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Third Quarter 2018 Earnings Release, dated November 5, 2018, of Cohu, Inc.